Exhibit 99.2

A Business Model That Delivers 2020 Third Quarter Investor Presentation

DISCLAIMER THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, OR THE EXCHANGE ACT. SUCH FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, STATEMENTS CONCERNING OUR BUSINESS AND GROWTH STRATEGIES, INVESTMENT, FINANCING AND LEASING ACTIVITIES AND TRENDS IN OUR BUSINESS, INCLUDING TRENDS IN THE MARKET FOR LONG-TERM, TRIPLE-NET LEASES OF FREESTANDING, SINGLE-TENANT PROPERTIES. WORDS SUCH AS “EXPECTS,” “ANTICIPATES,” “INTENDS,” “PLANS,” “LIKELY,” “WILL,” “BELIEVES,” “SEEKS,” “ESTIMATES,” AND VARIATIONS OF SUCH WORDS AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD- LOOKING STATEMENTS. SUCH STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE OUR ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM THE RESULTS OF OPERATIONS OR PLANS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. ALTHOUGH WE BELIEVE THAT THE ASSUMPTIONS UNDERLYING THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN ARE REASONABLE, ANY OF THE ASSUMPTIONS COULD BE INACCURATE, AND THEREFORE SUCH STATEMENTS INCLUDED IN THIS PRESENTATION MAY NOT PROVE TO BE ACCURATE. IN LIGHT OF THE SIGNIFICANT UNCERTAINTIES INHERENT IN THE FORWARD- LOOKING STATEMENTS INCLUDED HEREIN, THE INCLUSION OF SUCH INFORMATION SHOULD NOT BE REGARDED AS A REPRESENTATION BY US OR ANY OTHER PERSON THAT THE RESULTS OR CONDITIONS DESCRIBED IN SUCH STATEMENTS OR OUR OBJECTIVES AND PLANS WILL BE ACHIEVED. FURTHERMORE, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS AND MAY BE AFFECTED BY A VARIETY OF RISKS AND FACTORS INCLUDING, WITHOUT LIMITATION, THE RISKS DESCRIBED IN OUR ANNUAL REPORTS ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q, AND CURRENT REPORTS ON FORM 8-K. FORWARD-LOOKING STATEMENTS SET FORTH HEREIN SPEAK ONLY AS OF THE DATE HEREOF, AND WE EXPRESSLY DISCLAIM ANY OBLIGATION OR UNDERTAKING TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT CONTAINED HEREIN, TO REFLECT ANY CHANGE IN OUR EXPECTATIONS WITH REGARD THERETO, OR ANY OTHER CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT TO THE EXTENT OTHERWISE REQUIRED BY LAW. THIS PRESENTATION CONTAINS HISTORICAL PERFORMANCE INFORMATION REGARDING STORE CAPITAL, AS WELL AS OTHER COMPANIES PREVIOUSLY MANAGED BY OUR SENIOR EXECUTIVE TEAM. SUCH PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THIS PRESENTATION CONTAINS REFERENCES TO OUR COPYRIGHTS, TRADEMARKS AND SERVICE MARKS AND TO THOSE BELONGING TO OTHER ENTITIES. SOLELY FOR CONVENIENCE, COPYRIGHTS, TRADEMARKS, TRADE NAMES AND SERVICE MARKS REFERRED TO IN THIS PRESENTATION MAY APPEAR WITHOUT THE “© “ OR “TM” OR “SM” SYMBOLS, BUT SUCH REFERENCES ARE NOT INTENDED TO INDICATE, IN ANY WAY, THAT WE WILL NOT ASSERT, TO THE FULLEST EXTENT UNDER APPLICABLE LAW, OUR RIGHTS OR THE RIGHTS OF THE APPLICABLE LICENSOR TO THESE COPYRIGHTS, TRADEMARKS, TRADE NAMES AND SERVICE MARKS. WE DO NOT INTEND OUR USE OR DISPLAY OF OTHER COMPANIES’ TRADE NAMES, COPYRIGHTS, TRADEMARKS OR SERVICE MARKS TO IMPLY A RELATIONSHIP WITH, OR ENDORSEMENT OR SPONSORSHIP OF US BY, ANY OTHER COMPANIES. DEFINITIONS AND FOOTNOTES FOR DATA PROVIDED HEREIN ARE PROVIDED IN THE APPENDIX SECTION OF THIS PRESENTATION. UNLESS OTHERWISE INDICATED, DATA PROVIDED HEREIN IS AS OF SEPTEMBER 30, 2020. 2

3 TABLE OF CONTENTS STORE CAPITAL SNAPSHOT 4 A BUSINESS MODEL THAT DELIVERS (How We Uniquely Built S|T|O|R|E) 5 Our Market. Our Approach to Real Estate Investing. Our Investment Strategy and Customers. Our Capital Structure. Our Internal Growth. Our Leadership. PERFORMANCE (How We Have Performed) 16 Our Portfolio at a Glance. Our High Investment Diversity. Our Contract Quality. Our Investment Pipeline Activity. Our Growth and Performance. Model Results. CORPORATE RESPONSIBILITY (Inspired to Make a Positive Difference) 26 Our Stakeholder Commitment - Making a Positive Difference. Social Responsibility and our Employees - Our Greatest Assets. Social Initiatives - Investing In Our Community. Environmental Stewardship. Exceptional Governance. STORE'S 2020 Virtual Externship Program. APPENDIX (Important Supporting Information) 33 Leadership Investment Performance. Market Value Added Performance. Dividend Growth. Peer Group Comparisons. Contract Quality. Contract Seniority Importance. Portfolio Management Approach. Our Growth. Asset Quality and Consistency. FINANCIAL INFORMATION 49 COVID - 19 UPDATE 59 Rent Collections and Location Openings. Collections by Sector. Equity Valuation Potential. DEFINITIONS AND FOOTNOTES 68

NYSE: STOR; U.S. PROFIT-CENTER REAL ESTATE ~30-YEAR SUCCESSFUL LEADERSHIP TRACK RECORD $7.2B EQUITY MARKET CAP; 5.2% DIVIDEND YIELD 44% DIVIDEND INCREASE FROM 2014 TO 2020 2,587 PROPERTIES LEASED TO 511 CUSTOMERS >60% OF LEASE CONTRACTS INVESTMENT-GRADE QUALITY1 UNIQUE DIRECT ORIGINATION PLATFORM S|T|O|R|E CAPITAL SNAPSHOT 4 “We are proud of our role as a leading contributor to middle market and larger company real estate capital formation and its impact on our national economic betterment. In founding S|T|O|R|E, our central idea was to create investment-grade net lease contracts with non-rated tenants and then to elevate that investment-grade net lease portfolio profile further through sector- leading portfolio diversification.” -- Christopher Volk, CEO

S|T|O|R|E ADDRESSES ALARGE MARKET S|T|O|R|E HAS MANY BROAD-BASED MARKET OPPORTUNITIES. » Dedicated to net-leased profit-center real estate » Focused on the service sector of the U.S. economy » Market leader in profit-center net-lease solutions » Nearly 200,000 companies in S|T|O|R|E’s target market1 » Approximately same size as world’s fourth largest economy » Over 25,000 contacts in proprietary prospecting database | a business model that delivers | 5 0 100,000 200,000 300,000 400,000 $5-$10 $10-$100 $100-$500 $500-$1B $1B+ # of Companies by Revenue1 Companies >$5MM in revenues Cumulative Counts ($MM) S|T|O|R|E’s Target Market (U.S. Middle Market) ¹ Source: NAICS Association >$3 TRILLION STORE MARKET OPPORTUNITY

S|T|O|R|E IS SINGLE TENANT OPERATIONAL REAL ESTATE DEFINING OUR INVESTMENT ASSET CLASS SHAPES EVERYTHING WE DO. Why is that so important? » Tenants need their profit-center real estate in order to conduct business, making our rent contracts senior to other financial obligations Which is the unique payment source? » Profitability from the operations of each investment How do STORE Properties differ from other real estate? » Three sources of payment support instead of two PROPERTY VALUE CORPORATE CREDIT UNIT-LEVEL PROFITABILITY STORE Properties uniquely offer the ability to create contracts that are superior to the credit quality of the tenant. 6 | a business model that delivers |

FILLING A BROAD-BASED MARKET NEED S|T|O|R|E’s tenants choose to rent because…. » Long-term real estate funding solutions are lacking » Leasing real estate replaces both debt and equity » Lower cost of capital » Unparalleled product flexibility S|T|O|R|E is landlord of choice because…. » Customer-centric and solutions-oriented » Administrative ease through responsive servicing » Development and renovation opportunities » A focus on corporate flexibility and wealth creation OUR CUSTOMERS CHOOSE TO HAVE A LANDLORD RATHER THAN A BANKER. 7 S|T|O|R|E is important and fundamental to creating opportunities for our clients, their employees and other stakeholders What we do is impactful…. » Year-over-year tenant revenue growth of 12.3%1 » S|T|O|R|E customers added ~298,000 employees in 20192 » Exclusive educational event: Inside Track Forum » Online educational opportunities: STORE University » Integrated real estate capital: Master Funding Solutions | a business model that delivers |

Internal Ownership Direct calling efforts on thousands of companies and financial sponsors ~80% ~20% B2B Benefits + Higher Lease Rates + Lower Real Estate Prices + Longer Lease Terms + Smaller Transaction Sizes + Greater Investment Diversity + Stronger Contracts Our unique platform has multiple origination channels enabling us to efficiently cover a very large market opportunity. All channels result in a B2B approach. OUR ORIGINATION PLATFORM IS KEY TO GREATER INVESTMENT RETURNS AND LOWER RISK. “B2B” ORIGINATION PLATFORM Virtual Salesforce Tenant introductions through intermediary relationships = Value for Stockholders 8 | a business model that delivers |

2.0% 8.0% 17.8% 25.5% 18.9% 9.4% 18.4% 0.0% 20.0% 40.0% S|T|O|R|E’SDIVERSE CUSTOMER PROFILE UNPRECEDENTED GRANULARITY CUSTOMER REVENUE DISTRIBUTION1 » 511 customers operating across more than 110 industries » ~14 net new customers quarterly » 2,587 properties | ~70 net new properties quarterly » ~740 contracts | ~32 transactions closed quarterly » Average transaction size below $10 million » Repeat customers about one-third of new business » ~72% of customers have revenues over $50 million » Median tenant revenues ~$53 million » Weighted average tenant revenues ~$838 million » Employ ~2.5 million workers2 » Operate ~36,000 locations in 50 states3 » National and regional multi-state operators S|T|O|R|E TENANT PROFILES 9 BOTH OUR CUSTOMERS AND THEIR EMPLOYEES BENEFIT FROM A S|T|O|R|E RELATIONSHIP. | a business model that delivers | % Of Total Rent & Interest <$5MM $5 - $20MM $20 - $50MM $50 - $200MM $200 - $500MM $500MM - $1B >$1B

Profit-Center Investing Table Stakes S|T|O|R|E’s entry-level guideposts Focus on The Big Picture Criteria that stand the test of time Know the deal Numbers and analysis Demand unit-level financial reporting. This provides the best picture of real estate quality and essentiality. Appreciate the industry. Seek industries likely to have sustained long-term relevance. Evaluate the real estate. Look to local market rents and estimates. Always request master leases on multi-unit transactions. This is the most effective way for landlords to achieve risk diversity. Understand the tenant business model. Evaluate unlevered equity returns and market share. Evaluate the corporate credit. Assess credit and know where we stand in capital stack priority. Invest in properties at or below replacement cost. This is proven to lessen defaults and raise recoveries. Evaluate the tenant business defensive moat. Understand features that make tenants viable and competitive. Evaluate unit-level financial performance. Look to long-term unit-level rent coverage reliability. Invest at yields and gross returns in excess of the brokered market. This is proven to enhance returns and increase margins of safety. Know the players. Understand the background of leadership and equity investors. Understand the corporate structure and recourse. Look for parent and affiliate company recourse and potential guarantors. 10 EVIDENCE-BASED REAL ESTATE INVESTING THE RESULT: INVESTMENT-GRADE PORTFOLIO PERFORMANCE. 10 | a business model that delivers |

Portfolio Diversity 2,587 Properties 511 Tenants > 110 Industries 49 States >75% of tenants < 1%1 Top Tenant <3%1 Non-Correlated Risk Stable Portfolio Tenant Credit Profile THE ESSENCE OF S|T|O|R|E’SINVESTING STRATEGY 11 A Value Investing Portfolio Approach, Driven By Established AAA/A+ Securitization Principles 11 THE RESULT: EXCEPTIONAL RETURNS AND INVESTMENT-GRADE PORTFOLIO PERFORMANCE. Together with Active Portfolio and Property Management Contract Seniority Virtually All Profit Center Investments Virtually All Provide Financial Statements 93% Master Lease Penetration Median Unit Coverage: 2.0:1 Median 4-Wall Coverage: 2.5:1 Wtd. Avg. Tolerable Sales Fall-off: ~40%2 Investment/Replacement Cost: 80% Investments Made at Discounts to NAV | a business model that delivers |

2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030-33 2034 After Free Cash Flow and Proceeds from Property Sales Debt Maturities Extendable debt (two one-year options) Debt is prepayable 24 months prior to maturity Debt is prepayable 36 months prior to maturity $0 $100 $200 $300 $400 $500 $600 2015 2016 2017 2018 2019 2 CAPITAL STRUCTURE LEADERSHIP OUR LIABILITY STRUCTURE IS DESIGNED TO WITHSTAND INTEREST RATE VOLATILITY. » Virtually all borrowings are long-term and fixed rate STRATEGIC LIABILITY MANAGEMENT ($MM) S|T|O|R|E’s annual free cash flow generally exceeds current debt maturities, making us effectively asset/liability neutral. Median debt maturities N/A 2.0% 4.4% 5.1% 4.6% 4.2% 4.1% 4.4% 4.5% 4.6% N/A 4.0% N/A » AAA/A+ asset-backed and Baa2/BBB unsecured borrowing options » $600 million unsecured multi- year revolving credit facility | a business model that delivers | Avg Rate 1 12

$- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Unencumbered Asset Pool STORE Master Funding Asset Pool Total Other Secured Debt Asset Pool MULTIPLE INVESTMENT GRADE BORROWING OPTIONS GROWING UNENCUMBERED ASSET POOL ($MM) AAA & A+ STORE Master Funding » Dedicated asset-backed securities conduit » $2.1 billion outstanding Baa2/BBB/BBB Unsecured Term Borrowings » Rated by Moody’s, S&P and Fitch Ratings » $1.3 billion outstanding Q3 2011 2018 13 Complete portfolio management flexibility Efficient leverage of 70% at time of issuance BBB rated notes retained for flexibility Enables superior unsecured debt ratios Provides leading term borrowing diversity A-/BBB+ STORE Unencumbered Select Ratios Net Lease Avg1 Assets2 Debt/EBITDA ~5x 3.1x Unencumbered assets/unsecured debt ~3x 4.7x Debt service coverage ~5x 7.6x Cash flow support from encumbered assets NO YES Lowest unencumbered asset ratio in net-lease space $4.6B $2.7B $0.3B 2016 2017 ~63% ~34% ~3% $3.3B $2.5B $0.4B $2.2B $0.4B | a business model that delivers | LIABILITY EFFICIENCIES ENHANCED THROUGH MULTIPLE BORROWING OPTIONS. 2019 $5.3B $3.2B $0.3B $2.5B Non-recourse with minimal covenants Q3 2020 $5.8B $3.2B $0.3B

INTERNAL GROWTH STRATEGY Lease Escalation Frequency % Base Rent and Interest1 Weighted Average Annual Escalation Rate2 Annually 75% 2.0% Every 5 years 20% 1.8% Other escalation frequencies 4% 1.5% Flat 1% N/A Total / Weighted Average 100% 1.9% LEASE ESCALATIONS DIVIDENDS » Market-leading dividend increases » 8.0% in 2015 » 7.4% in 2016 » 6.9% in 2017 » 6.5% in 2018 » 6.1% in 2019 » 2.9% in 2020 » Market-leading dividend protection3 » 70% payout ratio in 2015 » 68% payout ratio in 2016 » 70% payout ratio in 2017 » 70% payout ratio in 2018 » 70% payout ratio in 2019 Annual Lease Escalations AFFO Per Share Growth 1.00% 1.55% 1.25% 1.93% 1.50% 2.32% 1.80% 2.79% 2.00% 3.09% + Reinvested Cash Flows 65.0% 70.0% 75.0% 80.0% 2.93% 2.47% 2.01% 1.56% = Estimated Internal Growth > 5% INTERNAL GROWTH IS DRIVEN BY RETAINED AND REINVESTED CASH FLOWS. 14 ESTIMATED GROSS INTERNAL GROWTH4 AFFO Payout Ratio AFFO Per Share Growth 44% INCREASE SINCE IPO | a business model that delivers |

UNRIVALED LEADERSHIP OVER DECADES Experienced…. » Built & managed three net-lease real estate investment companies » Invested over $20 billion in profit-center real estate (10,000+ properties) » Consistently outperformed broader REIT market returns over multiple decades1 » Navigated platforms through multiple economic cycles & interest rate environments » Thought leadership through primary and published research Groundbreaking…. » Investment-grade corporate net-lease rating (1995) » Net-lease real estate master trust conduit (2005) » NYSE-listed public company sales (2001 & 2007) » Private institutional investor sponsorships (1999 & 2011) » Well-known investor interest including Berkshire Hathaway (2017) » Inaugural issuance of AAA rated net-lease notes (2018) A PROGRESSION OF INNOVATION AND THOUGHT LEADERSHIP OVER THREE DECADES. 15 1980 Q3 2020 > $20 B We have successfully invested in and managed more STORE Properties and over a longer period of time than anyone. 103 employees in one office, ~38% of which drive our origination activity. | a business model that delivers |

16 PORTFOLIO AT AGLANCE As of September 30, 2020 2019 2018 Investment property locations 2,587 2,417 2,206 States 49 50 49 Customers 511 464 421 Industries in which our customers operate 114 112 103 Proportion of portfolio from direct origination ~80% ~80% ~80% Contracts with STORE-preferred terms*1 96% 95% 94% Weighted average annual lease escalation2 1.9% 1.8% 1.8% Weighted average remaining lease contract term ~14 years ~14 years ~14 years Occupancy3 99.6% 99.7% 99.7% Properties not operating but subject to a lease4 50 27 20 Investment locations subject to a ground lease 22 21 20 Investment portfolio subject to NNN leases* 99% 99% 98% Investment portfolio subject to Master Leases*5 93% 91% 91% Average investment amount / replacement cost (new)6 80% 81% 82% Locations subject to unit-level financial reporting7 98% 98% 98% Median unit FCCR / 4-wall FCCR8 2.0x / 2.5x 2.2x / 2.7x 2.1x / 2.5x Contracts rated investment grade9 ~74% ~75% ~75% | performance | INDUSTRY LEADING GROWTH AND PORTFOLIO CONSISTENCY.

DIVERSIFICATION ACROSS INDUSTRY GROUPS As of September 30, 2020, our portfolio is diversified across 114 different industries in the service, retail and manufacturing sectors of the U.S. economy. We group these industries into 75 different industry groups as shown in the following tables. 17 | performance | SERVICE INDUSTRIES ACCOUNT FOR MORE THAN HALF OF U.S. EMPLOYMENT AND GDP. Building # of Sq. Ft. Customer Industry Groups Properties (in thousands) Restaurants - Full Service 385 2,644 8.5% 10.2% 12.0% Restaurants - Limited Service 392 1,062 5.0% 5.5% 6.4% Early Childhood Education 240 2,518 5.9% 5.7% 6.1% Health Clubs 88 3,130 5.2% 5.5% 5.6% Automotive Repair and Maintenance 172 905 4.7% 4.8% 3.9% Movie Theaters 37 1,881 3.9% 4.2% 5.2% Family Entertainment 40 1,625 3.7% 3.7% 4.1% Pet Care 177 1,640 3.5% 3.5% 3.5% Behavioral Health 68 1,224 3.1% 2.3% 1.6% Lumber & Construction Materials Wholesalers 118 5,122 2.8% 2.9% 3.0% Medical and Dental 101 1,097 2.6% 2.8% 2.1% Equipment Sales and Leasing 47 1,206 2.0% 1.4% 1.3% Elementary and Secondary Schools 9 351 1.4% 1.3% 1.5% Wholesale Automobile Auction 8 428 1.3% 1.2% 1.0% Logistics 23 1,792 1.2% 0.6% 0.6% Metal and Mineral Merchant Wholesalers 24 2,010 1.0% 0.9% 1.0% All Other Service (18 industry groups) 169 10,567 7.6% 8.0% 8.0% Total Service 2,098 39,202 63.4% 64.5% 66.9% (~63%) 2020 2019 2018 SERVICE Located near target customers Not readily available online Broad array of everyday services % Base Rent and Interest1 As of September 30, 17

DIVERSIFICATION ACROSS INDUSTRY GROUPS (CONTINUED) | performance | S|T|O|R|E’S RETAIL EXPOSURE HAS HIGH EXPERIENTIAL COMPONENT. Building # of Sq. Ft. Customer Industry Groups Properties (in thousands) Furniture 70 4,145 5.0% 5.6% 5.9% Farm and Ranch Supply 43 4,399 4.5% 4.6% 4.5% Recreational Vehicle Dealers 25 1,146 2.0% 1.8% 1.0% Used Car Dealers 29 312 1.9% 1.3% 1.0% Hunting and Fishing 9 758 1.8% 2.2% 2.8% Home Furnishings 11 1,262 1.3% 1.2% 0.8% New Car Dealers 9 273 0.6% 0.7% 0.3% All Other Retail (11 industry groups) 46 1,788 1.8% 2.0% 2.3% Total Retail 242 14,083 18.9% 19.4% 18.6% 2020 2019 2018 RETAIL (~19%) Located in retail corridors Internet resistant High experiential component Selling merchandise % Base Rent and Interest1 As of September 30, Metal Fabrication 88 10,289 4.8% 4.5% 3.9% Food Processing 19 2,649 2.1% 1.0% 0.5% Plastic and Rubber Products 18 2,961 1.6% 1.5% 2.5% Furniture Manufacturing 12 2,980 1.4% 1.8% 1.2% Electronics Equipment 10 1,024 1.3% 1.3% 0.6% Automotive Parts and Accessories 17 2,483 1.1% 1.1% 0.5% Chemical Products 9 1,066 0.8% 0.9% 0.4% All Other Manufacturing (16 industry groups) 74 7,686 4.6% 4.0% 4.9% Total Manufacturing 247 31,138 17.7% 16.1% 14.5% Total Portfolio 2,587 84,423 100% 100% 100% MANUFACTURING (~18%) Primarily located in industrial parks Strategically near customers Broad array of industries Making everyday necessities 18

RETAIL PORTFOLIO VITALITY IN THE AGE OF E-COMMERCE 19 VITAL COMPONENTS COMBINE TO CREATE AN ESSENTIAL RETAIL BUSINESS MOAT. S|T|O|R|E’s Retail Tenants are Thriving in the Age of E-Commerce Vital Experiential Components Distinguish Our Largest Consumer Goods Industry Segments S|T|O|R|E invests in retail businesses having experiential components combined with strong online presence. The 8 Components of Retail Vitality in the Age of E-Commerce Treasure Hunt Price Match Vertical Integration Private Label Loyalty Programs Immediacy Project Based Consumer Financing Customer Industry Groups # of Props. In-store experience; Expert sales consultation; Buyer interaction with products Affirms online value proposition; Buyers confirm online selection; Product interaction In-store returns, Ship-to-store for assembly; local delivery and installation Differentiated products: Exclusive Products only available in branded store Strong Loyalty programs: Top retailers have 90% sales via loyalty programs. Immediate product delivery to consumers: “Owning the last mile" Project-based: Buyer requires both expert consultation and physical confirmation Consumer financing program available on location Furniture Stores 70 Farm/Ranch Supply 43 RV Dealers 25 Used Car Dealers 29 Hunting and Fishing 9 Home Furnishings 11 New Car Dealers 9 | performance |

20 TOP 10 CUSTOMERS1 Cadence Education is an Apax Partners private equity owned company and is one of the premier early childhood educators in the United States, operating more than 200 private preschools and elementary schools as members of the Cadence Education Family of Schools across the country. CWGS Group (NYSE:CWH), dba Camping World, is the nation’s largest retailer of recreational vehicles and related accessories, operating over 160 locations. In 2017, Camping World won a bankruptcy auction to acquire sporting goods retailer Gander Mountain, planning to build on its existing outdoor and camping brand. The Gander Mountain moniker was rebranded to Gander Outdoors. Dufresne Spencer Group is the largest Ashley’s Furniture HomeStore licensee. DSG entered our top 10 with their ownership of Hill Country Holdings, another existing STORE customer and a top Ashley licensee. DSG is backed by a seasoned management team with a strong operating history and garnered an investment from Ashley Corporate in December 2017. % Base Rent and Interest2 2.7% 1.7% 1.8% 1.8% 1.5% 1.5% 1.4% 1.3% 1.3% 16.8% Total Top 10 Customers Fleet Farm Group dba Fleet Farm is a full-service merchant with more than 45 locations in four mid-western states, offering a broad assortment of goods from hunting gear to lawn, garden and farm supplies. In 2016 Mills was purchased by the private equity firm KKR & Co. U.S. LBM Holdings, founded in 2009, is a collection of leading building material distributors across 30 states with more than 250 locations. The company serves as a critical link in the building materials supply chain, supplying more than 60,000 stock keeping units (“SKUs”) for custom homebuilders and specialty contractors. US LBM has filed an S-1 with the SEC as it intends to raise additional equity from an IPO. # of Properties 10 10 20 49 23 19 14 51 41 21 258 Bass Pro Group operates retail locations under the Bass Pro Shops and Cabela’s monikers, offering outdoor gear and apparel in an immersive setting. These two iconic brands, combined, operate approximately 170 retail and marine centers. Both concepts are market leaders and highly respected within their respective niche of outdoor products. Zips Holdings is one of the largest car wash operators in the US with over 185 locations in operation. In 2015, founder Brett Overman partnered with Equity Investment Group and Britton Hill Partners to help identify acquisition opportunities and provide management support for onboarding operations at new units. Spring Education Group (formerly Stratford School and Nobel Learning Communities) is the largest pure play US platform focused on Pre-K -12 education. Spring’s diversified collection of brands operates over 225 schools in 18 states & D.C. The company is owned by Asia-based investment firm, Primavera Capital. STORE’s investment in Stratford increased with Spring’s acquisition of Nobel Learning Communities, another existing STORE customer. | performance | TOP TEN TENANTS REPRESENT 17% OF BASE RENT & INTEREST. AMC Entertainment (NYSE:AMC), is the largest movie exhibition company in the world with over 1,000 theatres and 11,000 screens across the globe, AMC operates among the most productive theatres in the United States’ top markets, having the #1 or #2 market share positions in 21 of the 25 largest metropolitan areas of the United States. Loves Furniture purchased 27 stores from bankrupt Art Van in May 2020, 23 of which were STORE’s. 17 STORE owned locations have been fully rebranded and to be opened by end of October, with remainder in final stages of liquidating Art Van inventory. Loves was met favorably by local consumers and is already making an impact in the local communities. Loves is backed by Texas-based US Assets.

DIVERSIFICATION ACROSS GEOGRAPHIES1 21 99.7% 99.6% 99.7% 99.7% 99.7% 99.5% 99.5% 99.5% 99.6% 80% 85% 90% 95% 100% 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 OCCUPANCY2 | performance | GEOGRAPHICALLY DISPERSED PORTFOLIO WITH CONSISTENTLY HIGH OCCUPANCY RATES.

22 0% 5% 10% 15% 20% 25% NR C/D B3 B2 B1 Ba3 Ba2 Ba1 Baa3 Baa2 Baa1 A3 A2 A1 Aa3 Aa2 Aa1 Aaa % of Rent & Interest Our net lease portfolio has historically performed consistent with our investment- grade expectations as a result of contract credit seniority, our “table stakes” enhancements and our sector leading investment diversity. Moody’s RiskCalc (EDF) STORE Score 1 73% 72% 73% 73% 73% 73% 71% 71% 61% 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 CONTRACTS RATED INVESTMENT GRADE (3-MO. AVERAGE) 2.11 2.10 2.18 2.15 2.18 2.20 2.15 2.12 2.02 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 MEDIAN UNIT-LEVEL FIXED CHARGE COVERAGE Median EDF Median STORE Score | performance | CREATING SUPERIOR CONTRACTS S|T|O|R|E’S PROFIT CENTER NET LEASE CONTRACTS MEANINGFULLY ELEVATE INVESTMENT CREDIT PROFILES.

23 23 INVESTMENT PIPELINE ACTIVITY PIPELINE VELOCITY DURING Q3 2020 PIPELINE SECTOR DISTRIBUTION AS OF 9/30/2020 PIPELINE SIZE ($B) Emphasis on Service, Manufacturing and Select Retail sectors having high potential for long-term relevance | performance | $0 $2 $4 $6 $8 $10 $12 $14 2012 2013 2014 2015 2016 2017 2018 2019 2020 Mfg. 17% Restaurants 10% Ent. 7% Other Service 23% Specialty Med. 10% Gyms 3% Education 4% Theaters 3% Storage 4% Home Furn. 1% Automotive 5% Other Retail 13% Our pipeline continues to mirror STORE’s current portfolio. $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 Starting Pipeline $12.7B Ending Pipeline $12.4B New Deals Added $2.3B Deals Passed / Closed $2.6B S|T|O|R|E’S PIPELINE REMAINS ROBUST AND DIVERSE.

24 2017 2018 2019 9MO 2019 9MO 2020 $1,373 $1,626 $1,689 $1,153 $650 $254 $228 $429 $389 $124 Acquisitions Dispositions 2017 2018 2019 9MO 2019 9MO 2020 $448 $537 $655 $484 $507 $306 $378 $458 $338 $348 $162 $217 $285 $225 $158 NOI AFFO Net Income NOI, AFFO AND NET INCOME ($MM)2 GROWTH AND PERFORMANCE | performance | PER SHARE ANNUAL GROWTH NET INCOME: 16.0% DIVIDENDS: 6.9% AFFO: 7.5% Compound Annual Growth Rate ACQUISITION AND DISPOSITION VOLUME ($MM) 1 GROSS RATE OF RETURN 3 5.6% 5.3% 5.4% 5.6% 2017 2018 2019 9MO 2019 9MO 2020 Borrowing Cost Cap Rate Gross Rate of Return 10.0% 4.3% 8.1% 3.6% 7.8% 9.6% 9.7% 7.9% 4.4% $0.00 $0.50 $1.00 $1.50 $2.00 2019 2018 2017 2016 2015 2019 2018 2017 2016 2015 2019 2018 2017 2016 2015 S|T|O|R|E’S CONSISTENT PERFORMANCE HAS DRIVEN STOCKHOLDER RETURNS. 4.1% 7.8% 9.6% 4.6% 7.8% 9.7%

MODEL RESULTS MARKET-LEADING DIRECT INVESTMENT APPROACH IN UNDERSERVED MARKET EXCEEDING $3.4 TRILLION 1. MARKET-LEADING VALUE CREATION AND INVESTMENT-GRADE PORTFOLIO PERFORMANCE 2. MARKET-LEADING DIVERSIFIED INVESTMENT- GRADE CAPITAL MARKETS STRATEGY 3. MARKET-LEADING SECURE DIVIDENDS AND DIVIDEND GROWTH 4. MARKET-LEADING INVESTMENT DIVERSITY 5. LEADERSHIP TEAM WITH OVER A MULTIPLE-DECADE RECORD OF OUTPERFORMANCE1 7. | performance | 25 MARKET-LEADING GOVERNANCE AND INVESTOR DISCLOSURE 6.

A Business Model That Delivers 2020 Third Quarter Investor Presentation Corporate Responsibility

OUR STAKEHOLDER COMMITMENT 27 WE MEASURE SUCCESS BY MORE THAN JUST OUR FINANCIAL PERFORMANCE. | corporate responsibility| OUR DEFINITION OF SUCCESS: MAKING A POSITIVE DIFFERENCE FOR OUR STAKEHOLDERS. Stockholders STORE seeks to deliver stable, predictable, investment-grade stockholder performance and superior Market Value Added. Customers STORE real estate capital solutions enable improved customer wealth creation and increased workforce and leadership opportunities. Employees STORE promotes employee opportunity, education, engagement and diversity. Suppliers STORE provides opportunities to professional, supplier and service vendors to prosper through fair business practices and dependable engagements. Communities STORE contributes to our community and to many communities across the country through our many investments and associated career opportunities. Environment STORE works to promote and improve environmental conscientiousness through our attention to and promotion of environmental stewardship. ESG ratings reported by Institutional Shareholder Services (ISS) provide insight for investors on how companies perform in key areas of sustainability. S|T|O|R|E Capital’s ISS ratings are some of the most favorable in the net-lease sector reflecting our commitment to all our stakeholders. 6 2 3

SOCIAL RESPONSIBILITY 28 WE MEASURE SUCCESS BY MORE THAN JUST OUR FINANCIAL PERFORMANCE. Corporate Recognition. STORE Capital has been honored as one of Arizona’s Most Admired Companies of 2020 by Az Business magazine and BestCompaniesAZ for professional distinction in customer opinion, innovation, leadership excellence, social responsibility, and workplace culture. STORE Employees Have a Voice. We conduct a comprehensive annual Employee Engagement Survey, which allows us to gauge our work-life experience, job satisfaction and develop engagement strategies. Engagement Initiatives. Our employee-run engagement committees develop and influence new employee onboarding, personal growth and professional development programs, company social and team-building events, and health and wellness programs. Community Involvement. We believe our local community is an integral stakeholder linked to our long-term success. We believe that supporting our local community is not only our social responsibility but that doing so plays a role in building a long-term sustainable society, in which we all grow and prosper together. Employee Benefits and Work-Life Balance. STORE offers highly competitive compensation and benefits to our employees. We provide a full range of incentive and recognition programs in addition to employee-focused policies designed to enhance work-life balance. Diversity and Inclusion. STORE Capital has long acted to foster a diverse and vibrant workplace. Currently, women hold eight out of seventeen senior management positions and three of our nine Board of Directors positions. Personal and Professional Growth. We are committed to providing personal and professional development opportunities to our team. Educational opportunities are encouraged, fostered and supported on an individual basis. We are expanding our efforts to include an online learning system for on-demand continuing education and development. | corporate responsibility| WE ARE COMMITTED TO OUR EMPLOYEES’ PROFESSIONAL SUCCESS. S|T|O|R|E Employees: Our Greatest Assets

SOCIAL INITIATIVES 29 WE MEASURE SUCCESS BY MORE THAN JUST OUR FINANCIAL PERFORMANCE. Corporate Donations and Volunteering. STORE Capital is proud to financially support charities such as the Juvenile Diabetes Research Foundation, Scottsdale Center for the Arts, Banner Health Foundation and other local charities. We also contribute our personal time to local charitable efforts such as Arizona Helping Hands and the Society of St. Vincent de Paul. Opportunity Creation. Our Board Chairman, Morton H. Fleischer, founded the Fleischer Scholars Program to promote continuing education and entrepreneurship for less privileged high school students through a week-long summer program delivered at multiple universities across the country. STORE is proud to support his efforts. Inside Track Forum. Our Inside Track Forum is an annual event developed to support our customers, exposing them to topical speakers and industry experts and delivering networking opportunities and actionable ideas for business improvement. STORE University. STORE University is an award-winning educational video series developed by our CEO, Christopher Volk. These free online videos offer business owners and entrepreneurs insights into various topics that can help them improve and succeed in their businesses. Internships. In our commitment to increase access to career opportunities, STORE employs and educates interns throughout the year. Some STORE intern alumni find employment with us and others use our educational investment in them to their benefit in other career pursuits. | corporate responsibility| WE ARE PROUD OF OUR COMMUNITY INVESTMENT AND JOB CREATION. Making A Positive Difference in Business and Society

ENVIRONMENTAL STEWARDSHIP 30 WE MEASURE SUCCESS BY MORE THAN JUST OUR FINANCIAL PERFORMANCE. | corporate responsibility| WE ENDEAVOR TO IMPROVE OUR SOCIETY THROUGH ENVIRONMENTAL STEWARDSHIP. We use leading independent environmental engineering firms to perform environmental site assessments and deliver recommendations for every property we acquire. Our tenants seek to be environmentally conscious and comply with environmental recommendations and standards. Property Acquisition Assessment Some real estate investments will show evidence of prior potential environmental contamination. We and our tenants mitigate such issues through: o Property submission into a voluntary compliance or clean-up programs. o The use of environmental or other insurance policies as recommended by outside counsel and risk management firms. o Prior owner or tenant remediation commitments in accordance with state-mandated requirements. S|T|O|R|E Capital Headquarters o Energy efficient and motion activated lighting and programmable thermostats. o Reduction of paper and disposable plastics use. o Participation in metro travel reduction programs. o Enhanced recycling program implementation. Tenant Portfolio Initiatives o Regular tenant surveys to determine energy practice and efficiency trends. o Best practices recognition and sustainability resource exposure through our annual Inside Track Forum conference. o Portfolio investment diversity that includes real estate employed by businesses having a sustainability focus.

EXCEPTIONAL GOVERNANCE ➢ S|T|O|R|E’SCOMMITMENT TO BEST PRACTICES IN BOARD GOVERNANCE 31 WE MEASURE SUCCESS BY MORE THAN JUST OUR FINANCIAL PERFORMANCE. Independent Board, Chairman and Committees? ✓ Board Refreshment? ✓ Board Diversity? ✓ Regular Board Evaluations? ✓ Proxy Access? ✓ Regular Stockholder Engagement? ✓ Opt-out of State Anti-Takeover Provisions1? ✓ No Poison Pill? ✓ Non-Staggered Board? ✓ Stockholder Ability to Amend Bylaws? ✓ Full Tenant Credit Quality Distribution Annual Average Internal Growth Walk Portfolio Master Lease Penetration Net Lease Contract Quality Distribution Interest Rate Sensitivity Analysis Portfolio Unit-Level Performance Multi-Year Tenant & Contract Analysis Shareholder Market Value Added Property Sales Activity Impact on Growth Tenant Revenue/Size Distribution NN vs. NNN Lease Investments Building Only/Ground Lease Investments Net Lease Contractual Escalations Appraised Property Replacement Costs Performing but Vacant Assets ➢ S|T|O|R|E’SCOMMITMENT TO TRANSPARENT BEST PRACTICES IN STOCKHOLDER DISCLOSURE | corporate responsibility| COMMITTED TO THE HIGHEST STANDARDS IN GOVERNANCE AND TRANSPARENCY ➢ S|T|O|R|E’SCOMMITMENT TO CONTINUOUS STOCKHOLDER ENGAGEMENT Direct Outreach to Investors ✓ Detailed Quarterly Investor Presentation ✓ Annual CEO Letter & Meeting of Stockholders ✓ Biennial Investor Day ✓ S|T|O|R|E Consistently Receives High Governance Marks

32 S|T|O|R|E CAPITAL 2020 VIRTUAL EXTERNSHIP GIVING BACK TO THE COMMUNITY THROUGH EXTERNSHIP PROGRAM. • Discussions with S|T|O|R|E Executives: • Investment Committee • Women in Finance and Diversity in the Workplace • Real Estate Finance: Past, Present and Future • Wealth Creation Seminar Professional Development Diversity & Inclusion Virtual Externship • Externship Program Benefits: • Provides professional development for students impacted by the pandemic • Highlights STORE’s focus on diversity • Opens pipeline for identifying new STORE employees • Engages employees from across departments, strengthening relationships internally and externally | corporate responsibility| Qualified Applicants 124 Male 70% Female 30% Minorities 54% # of Colleges 54 # of States 22 # of Countries 5 Participant Representation

A Business Model That Delivers 2020 Third Quarter Investor Presentation Appendix

FFCA (NYSE: FFA) 1994 - 2001 Spirit Finance (NYSE: SFC) 2003 - 2007 STORE Holding (Oaktree) 2011 - 2016 MANAGEMENT TEAM PERFORMANCE | appendix – historical performance | Management has unparalleled expertise in creating successful S|T|O|R|E Property investment platforms in a variety of market environments. 12.2% 19.7% 26.3% 11.5% 10.8% 10.9% 13.0% 8.7% 9.1% FFCA Spirit Finance STORE Holding (Oaktree) MSCI REIT Index S&P 500 S&P 500 MSCI REIT Index MSCI REIT Index S&P 500 • $4.9 billion Invested • Average Cap Rate 10.3% • Average 10-year US Treasury 6.2% • $3.5 billion Invested • Average Cap Rate 8.7% • Average 10-year US Treasury 4.4% • $4.4 billion Invested • Average Cap Rate 8.3% • Average 10-year US Treasury 2.3% EXCESS RETURN RELATIVE TO MARKET RISK1 Annualized total return S|T|O|R|E LEADERSHIP HAS A PROVEN RECORD OF RISK-ADJUSTED OUTPERFORMANCE. 34

STABLE AND ATTRACTIVE LEASE RATE SPREADS TO TREASURY RATES S|T|O|R|E AND PREDECESSORS’ AVERAGE LEASE RATES VS. 10-YEAR TREASURIES1 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% FFCA Spirit S|T|O|R|E Ten-Year Treasury 1994 2019 3.9% 2.0% ÷ Δ = .53 25-Year Interest Rate Correlation (Cap Rate) (Treasury) NET LEASE SENSITIVITY TO INTEREST RATES LIMITS INTEREST RATE EXPOSURE. Net lease contracts are financial instruments, with yields that move with interest rates. Assuming borrowing costs rise with interest rates and lease rates rise by half of borrowing cost rates, shareholder returns will be little changed. | appendix – historical performance | 35

12.8% 11.1% 11.0% 9.6% 9.2% 8.5% 8.5% 7.4% | appendix - performance | Our elevated equity return on new investments is a principal driver of our margins of safety and contributes to superior equity value creation ability. MARGINAL EQUITY RETURNS ON NET LEASE REAL ESTATE INVESTMENTS MARGINAL EQUITY RETURNS1 (lease rate + lease escalators) x EBITDA margin -(marginal interest rate x % funded with debt) % funded with equity ROE computed on new investments using the V-Formula ELEVATED RETURNS CONTRIBUTE TO PERFORMANCE AND CAPITAL ACCESS. ¹ Information based on YTD 2Q 2020 reported results. For companies where the year-to-date lease rate on new acquisitions is not disclosed, the formula assumes a lease rate of 7.0%. Same Store NOI growth used as a proxy for contract lease escalator where the latter is not disclosed. For companies where neither is disclosed, the formula assumes a lease escalator of 1.50%. EBITDA margin is based on revenue less reimbursed property expenses and straight-line rent. Marginal interest rate is based on the current spread on unsecured debt outstanding over the 10-year treasury. 36

37 -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% 0% 1% 2% 3% 4% 5% 6% 7% | appendix - performance | S|T|O|R|E COMPARATIVE VALUE CREATION: S|T|O|R|E VS. PEERS S|T|O|R|E’S VALUE CREATION IMPACTED BY COVID; OFFERS SHAREHOLDERS A UNIQUE OPPORTUNITY. 0 2 4 6 8 10 12 14 16 18 20 22 24 GROSS CAP RATE SPREAD OVER THE COST OF DEBT1 MVA GROWTH RATE2 CURRENT AFFO MULTIPLE3 SRC NNN EPRT ADC O FCPT ¹ For the quarter ended June 30, 2020. Gross cap rate is initial cap rate on new acquisitions plus contract escalations. For companies where the initial cap rate on new acquisitions is not disclosed, the formula assumes a lease rate of 7.0%. Same Store NOI growth used as a proxy for contract lease escalator where the latter is not disclosed. For companies where neither is disclosed, the formula assumes a lease escalator of 1.50%. Cost of debt is the current spread on unsecured debt outstanding over the 10-year treasury. When spread is not disclosed, a 175bps spread is assumed. 2 Calculated as of June 30, 2020 for companies with of weighted average age of equity greater than 2 years using the formula:[market capitalization / computed equity cost]^(1 / weighted average age of equity). 3 Calculated as of June 30, 2020. S|T|O|R|E S|T|O|R|E ADC NNN FCPT O EPRT SRC ADC FCPT O NNN SRC EPRT Elevated gross cap rates and investment spreads have historically contributed to higher equity rates of return, which has led to a higher spread between shareholder cost and market valuation, or Market Value Added (MVA). As of June 30, 2020, COVID-19 valuations had eliminated STORE’s MVA. However, by the end of September, STORE’s equity valuation, while still at a historic discount, exceeded its cost by nearly 20%. S|T|O|R|E

50% 60% 70% 80% 90% 100% 110% 18Q2 18Q3 18Q4 19Q1 19Q2 19Q3 19Q4 20Q1 20Q2 (Since Q2 2018) STRONG PROTECTED DIVIDEND GROWTH Our dividend growth is the highest amongst our net-lease peers….. | appendix – growth| S|T|O|R|E HAS POSTED STRONG DIVIDEND GROWTH AND DIVIDEND PROTECTION. -50% -40% -30% -20% -10% 0% 10% 20% 30% 40% 50% 15Q1 16Q1 17Q1 18Q1 19Q1 20Q1 STORE’s dividend growth rate is 10% higher than its nearest peer. DIVIDEND PER SHARE GROWTH1 (Since Q1 2015) …and our dividends are among the most protected. AFFO PAYOUT RATIO2 38

39 STORE’s Direct Origination Platform Creates Consistent Lease Durations2 LEASE TERMS 0% 5% 10% 15% 20% 25% 30% 35% STOR Essential 4 Corners Agree NNN Spirit Realty Inc VEREIT 2020 2021 2022 2023 2024 PERCENTAGE OF PORTFOLIO Leases Expiring Next 5 Years1 ✓ A key driver of defensiveness for net lease versus other sectors ✓ STORE rollover risk will not rise in the medium term 5 10 15 20 18Q2 18Q3 18Q4 19Q1 19Q2 19Q3 19Q4 20Q1 20Q2 Realty Inc Spirit Agree NNN 4 Corners VEREIT Essential STOR LEASE DURATION (years) | appendix – portfolio| S|T|O|R|E OFFERS INSULATION FROM LEASE ROLLOVERS.

40 82% 23% 21% 21% 17% 13% 12% 10% FCPT ADC O NNN VEREIT EPRT SRC STORE BEST-IN-CLASS ORIGINATION PLATFORM | appendix – portfolio| 0% 2% 4% 6% 8% 10% 12% 14% 16% STOR NNN Essential 4 Corners Spirit Realty Inc VEREIT Agree LEASE INTANGIBLES / TOTAL ASSETS STORE is a Leader in Direct Origination Lease Intangibles vs. Total Assets1 7.25% 7.50% 7.75% 8.00% 8.25% 8.50% 8.75% 9.00% 9.25% 9.50% 9.75% 10.00% 11 12 13 14 15 16 17 18 19 WEIGHTED AVERAGE LEASE DURATION WEIGHTED AVG. GROSS CAP RATE (INITIAL CAP RATE PLUS CONTRACT BUMPS) STORE is a Leader in Lease Duration & Gross Returns Lease Durations vs. Gross Cap Rates (Prior 8 Quarters)3 Most Diversified Tenant Base (% Top 5 Tenants, based on annual rent 2) S|T|O|R|E’S DIRECT ORIGINATION PLATFORM CREATES CONSISTENT CAP RATES AND DURATION.

0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% Baa3 Ba1 Ba2 Ba3 B1 B2 B3 C/D Tenant Ratings S|T|O|R|E CONTRACT QUALITY Tenant Rating vs. Contract Rating (Cumulative) | appendix – portfolio| STRONG CONTRACTS CREATE A MARGIN OF SAFETY. Strong contracts create a margin of safety relative to corporate credit risk. Contract Ratings Investment grade contracts averaging ~74% of S|T|O|R|E’s rent over prior three years. 41

SENIOR CONTRACT IMPORTANCE PROFIT CENTER LEASE CONTRACT SENIORITY GREATLY LOWERS INVESTMENT RISK. S|T|O|R|E Capital Normalized Recovery Distribution vs. Other Credit Sectors Because we invest in profit-center real estate, our recoveries on underperforming assets have a distribution towards elevated recoveries as a result of lease contract seniority. | appendix – portfolio| 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 110% 120% 130% 140% Avg. CMBS Recovery ~38%1 Avg. Loan Recovery ~56%2 WAvg. S|T|O|R|E Recovery ~71%3 42

ASSET SALES IMPACT ON INTERNAL GROWTH ACTIVELY MANAGING THE PORTFOLIO CREATES ACCRETIVE INTERNAL GROWTH. PORTFOLIO MANAGEMENT IMPACT ON GROWTH Active portfolio management is a strong complement to our property management activity to minimize portfolio investment risk. Because STORE is levered at ~40% of our asset cost and we have generated gains on asset sales above our initial cost, we can add to our growth by leveraging those gains. | appendix – portfolio| -$20 -$15 -$10 -$5 $0 $5 $10 $15 $20 $25 +7% -28% +19% -9% +2% +5% +20% +21% +8% GAINS/LOSSES ON DISPOSITIONS ($MM) (over original cost) Opportunistic Prop Mgmt Strategic 2017 5% Gain over Cost 2018 10% Gain over Cost 2019 5%1 Gain over Cost 2017 2018 2019 Averages Disposition Cap Rate (occupied property sales) 7.6% 7.1% 7.5% 7.3% Acquisition Cap Rate 7.8% 7.9% 7.8% 7.8% Spread 0.2% 0.8% 0.3% 0.5% Percent of Portfolio Sold 5.0% 3.7% 5.6% 4.6% 3 Year Annual Cumulative Effect ($000's) 2017 2018 2019 Totals Net Proceeds From Sales $267,400 $251,400 $451,700 $970,500 Unleveraged Revenue Accretion $535 $2,011 $1,355 $3,901 Internal Growth Contribution 0.13% 0.40% 0.22% 0.30% Leveraged Revenue Accretion 840 2,562 1,889 $5,292 Leveraged Internal Growth Contribution 0.20% 0.52% 0.31% 0.39% 1 43

44 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% INTERNAL GROWTH IN PERSPECTIVE Attractive internal growth components based on approximately $10.1 billion of investments over 8.5 years Avg. Rent Related to Property Sales ~1.1% Avg. Rent Gain on Sales ~6.0% PORTFOLIO MANAGEMENT Ability to realize gains AFFO Impact ~0.1% | appendix – portfolio| MARGINS OF SAFETY, INVESTMENT-GRADE PERFORMANCE AND BUILT-IN GROWTH. Annual Rent Increase +1.8 % Reinvested Cash Flow1 +2.0 % INTERNAL GROWTH Growth by design Base Int. Growth +3.8% +3.8% (0.3%) +0.1% PROPERTY MANAGEMENT Work in Process (WIP) WIP Drag (0.2)% WIP (0.2)% (Added drag from unresolved credit events) 3.4% Internal Growth (Unleveraged) 3.4% Growth Adjusted for Equity Capitalization (~60% at cost) Shareholder Internal Growth (Leveraged) >5% Resolved Credit Events (1.0)% Recovery (~74%) +0.7% PROPERTY MANAGEMENT Ability to manage losses Net Credit Loss (0.3)% (0.2%) Shareholder Internal Growth (Leveraged) >5% Internal Growth (Unleveraged)

UNENCUMBERED AND MASTER FUNDING ASSETS ARE INTENTIONALLY SIMILAR. CORPORATE ASSET EQUIVALENCY Report as of September 30, 2020 46% ABRI 20% ABRI Unencumbered Master Funding 34% ABRI | appendix – portfolio| 45

46 As of September 30, 2020 Unencumbered Asset Pool Master Funding Total Portfolio Investment Property Locations 1,428 1,128 2,587 Total Investment Amount $5,833MM $3,166MM $9,342MM Weighted Average Remaining Lease Contract Term ~15 Years ~12 Years ~14 Years % of Portfolio Subject to NNN Leases (by base rent) 99% 99% 99% % of Portfolio Subject to Master Leases (by base rent)1 93% 96% 93% Avg. Investment Amount / Replacement Cost (New)2 78% 84% 80% % of Locations Providing Unit-Level Financial Reporting3 99% 98% 98% Median Expected Default Frequency (Tenant Risk) Ba3 Ba3 Ba3 Median STORE Score (Contract Risk) Baa3 Baa2 Baa3 Median Unit-Level Fixed Charge Coverage Ratio (FCCR) / 4-Wall Coverage Ratio4 2.25x / 2.79x 1.79x / 2.23x 2.02x / 2.51x Top Tenant Exposure (% base rent) 3.0% 3.6% 2.7% Top 5 Tenant Exposures (% base rent) 13.0% 15.3% 9.8% Industry Diversification (by base rent) Comparison of Key Metrics: Unencumbered Pool vs. Total Portfolio Unencumbered and Secured Asset Pools Have Consistent Credit Profiles CONSISTENT ASSET QUALITY ACROSS PORTFOLIO GRANULAR AND DIVERSE ASSETS ALLOW US TO CREATE COMPARABLE ASSET POOLS. Restaurants 13.5% Manufacturing 17.7% Other Services 49.9% Retail 18.9% Restaurants 8.7% Other Services 47.7% Retail 20.8% Manufacturing 22.8% Total Portfolio Unencumbered Asset Pool | appendix – portfolio| Restaurants 23.0% Other Services 54.3% Retail 14.5% Manufacturing 8.2% Master Funding

47 EXECUTIVE MANAGEMENT TEAM | appendix – S|T|O|R|E leadership| MARY FEDEWA President, Chief Operating Officer & Director » Co-Founder; President, since September 2020, Chief Operating Officer, Assistant Secretary and Assistant Treasurer; Director since August 2016 » Former Managing Director of Acquisitions at Spirit; former Senior Vice President of GE Franchise Finance (successor company to FFCA) » >20 years of experience in a broad range of financial services » Recognized as a Woman of Influence in 2016 by Real Estate Forum magazine CHRISTOPHER H. VOLK Chief Executive Officer & Director » Co-Founder; CEO and Director since Company’s inception in May 2011 » Former Co-Founder, CEO and Director of Spirit Finance Corporation (“Spirit”); former President and Director of Franchise Finance Corporation of America (“FFCA”) » >30 years of experience in structuring, managing and financing commercial real estate companies » Led largest ever real estate limited partnership roll-up transaction of its time in 1994 in formation of FFCA; oversaw issuance of FFCA's unsecured debt rating in 1995, the first unsecured debt rating ever issued to a net-lease REIT; led creation of first commercial real estate master trust debt conduit in the United States designed to finance net-lease assets in 2005 at Spirit CATHERINE LONG Chief Financial Officer, EVP & Treasurer » Co-Founder; Executive Vice President – CFO, Treasurer and Assistant Secretary since Company’s inception » Former CFO and Treasurer of Spirit; former Principal Accounting Offer of FFCA » >30 years of accounting, operating and financial management expertise » Named CFO of the Year in 2008 by Arizona chapter of Financial Executives International CHAD FREED EVP – General Counsel, Chief Compliance Officer & Secretary » Executive Vice President – General Counsel, Chief Compliance Officer and Corporate Secretary » Former Executive Vice President and General Counsel of Universal Technical Institute (NYSE: UTI), a provider of transportation technician training » >20 years experience in public company representation, capital markets activities, mergers and acquisitions » Named Arizona Corporate Counsel of the Year (Small Public Company) in 2013 by Association of Corporate Counsel TYLER MAERTZ EVP – Acquisitions » Executive Vice President – Acquisitions since September 2020 » Previously served as Senior Managing Director – Acquisitions » Actively managed customer relationships for a ~$1B portfolio of assets while on the sales team at GE Franchise Finance » Led the Financial Planning & Analysis group at GE Franchise Finance; graduated with honors from GE’s renowned FMP leadership training program CRAIG BARNETT EVP – Underwriting and Portfolio Management » Executive Vice President – Underwriting and Portfolio Management since September 2020 » Previously served as Senior Vice President – Portfolio Management » > 20 years of commercial real estate and REIT experience including investment management, capital transactions, analysis, underwriting and valuation » Previously served as Vice President of Franchise Capital Advisors; held leadership positions at GE Capital and Franchise Finance Corporation of America

BOARD OF DIRECTORS MORTON H. FLEISCHER Chairman » Chairman since inception in May 2011. Former Co- Founder and Chairman of Spirit and FFCA MARY FEDEWA President & Chief Operating Officer and Director » Co-Founder of S|T|O|R|E; President, since September 2020, and Chief Operating Officer, since September 2017 (previously EVP – Acquisitions since inception in May 2011); Director since 2016 WILLIAM F. HIPP Director » Director since 2016. Former head of real estate for Key Bank, BankBoston and FleetBoston with over 35 years in commercial banking EINAR A. SEADLER Director » Director since 2016. Founder and President of EAS Advisors LLC; Former Managing Director of Accenture Strategy JOSEPH M. DONOVAN Director » Director since 2014. Chairman of Fly Leasing Limited (NYSE: FLY) QUENTIN P. SMITH, JR Director » Director since 2014. Founder and President of Cadre Business Advisors LLC; Director of Banner Health System CHRISTOPHER H. VOLK Chief Executive Officer and Director » Co-Founder of S|T|O|R|E; CEO and Director since inception in May 2011. Former Co-Founder, CEO and Director of Spirit and President and Director of FFCA CATHERINE D. RICE Director » Director since 2017. Lead Independent Director, Colony Credit Real Estate, Inc. (NYSE: CLNC); Former Senior Managing Director and CFO of W.P. Carey | appendix – S|T|O|R|E leadership| TAWN KELLEY Director » Director since February 2020. EVP of Taylor Morrison Home Corporation (NYSE:TMHC) and President of its Financial Services unit. 48

A Business Model That Delivers 2020 Third Quarter Investor Presentation Financial Information

CONDENSED CONSOLIDATED STATEMENTS OF INCOME Three Months Ended Nine Months Ended September 30, September 30, $ thousands, except share and per share data 2020 2019 2020 2019 Revenues: (unaudited) (unaudited) Rental revenues $ 163,325 $ 157,965 $ 482,669 $ 462,920 Interest income on loans and financing receivables 11,021 9,594 34,374 24,066 Other income 877 4,275 4,357 5,273 Total revenues 175,223 171,834 521,400 492,259 Expenses: Interest 42,090 39,325 127,816 116,822 Property costs 3,309 3,162 14,603 7,760 General and administrative 14,729 13,566 35,742 39,815 Depreciation and amortization 61,119 55,919 180,753 164,635 Provisions for impairment 2,772 7,341 10,972 9,951 Total expenses 124,019 119,313 369,886 338,983 Net gain on dispositions of real estate 3,537 59,290 6,814 72,395 Income from operations before income taxes 54,741 111,811 158,328 225,671 Income tax expense 111 193 438 533 Net income $ 54,630 $ 111,618 $ 157,890 $ 225,138 Net income per share of common stock - basic and diluted $ 0.21 $ 0.48 $ 0.63 $ 0.99 Dividends declared per common share $ 0.36 $ 0.35 $ 1.06 $ 1.01 Weighted average common shares outstanding – basic 255,308,189 232,052,007 248,999,635 227,349,158 – diluted 255,610,628 232,645,531 248,999,635 227,882,523 | financial information| 50

CONDENSED CONSOLIDATED BALANCE SHEETS $ thousands, except share and per share data September 30, 2020 December 31, 2019 Assets (unaudited) (audited) Investments: Real estate investments: Land and improvements $ 2,757,893 $ 2,634,285 Buildings and improvements 5,905,626 5,540,749 Intangible lease assets 63,628 73,366 Total real estate investments 8,727,147 8,248,400 Less accumulated depreciation and amortization (901,714)(740,124) 7,825,433 7,508,276 Operating ground lease assets 23,820 24,254 Loans and financing receivables, net 591,414 582,267 Net investments 8,440,667 8,114,797 Cash and cash equivalents 144,478 99,753 Other assets, net 135,293 81,976 Total assets $ 8,720,438 $ 8,296,526 Liabilities and stockholders' equity Liabilities: Credit facility $ - $ - Unsecured notes and term loans payable, net 1,263,905 1,262,553 Non-recourse debt obligations of consolidated special purpose entities, net 2,305,642 2,328,489 Dividends payable 94,085 83,938 Operating lease liabilities 29,016 29,347 Accrued expenses, deferred revenue and other liabilities 119,066 106,814 Total liabilities 3,811,714 3,811,141 Stockholders' equity: Common stock, $0.01 par value per share, 375,000,000 shares authorized, 261,348,454 and 239,822,900 shares issued and outstanding, respectively 2,613 2,398 Capital in excess of par value 5,327,124 4,787,932 Distributions in excess of retained earnings (417,862)(302,609) Accumulated other comprehensive loss (3,151)(2,336) Total stockholders' equity 4,908,724 4,485,385 Total liabilities and stockholders' equity $ 8,720,438 $ 8,296,526 | financial information | 51

FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS1 Three Months Ended Nine Months Ended September 30, September 30, $ thousands, except per share data 2020 2019 2020 2019 (unaudited) (unaudited) NET INCOME $ 54,630 $ 111,618 $ 157,890 $ 225,138 Depreciation and amortization of real estate assets 61,051 55,840 180,528 164,400 Provision for impairment of real estate 2,000 7,341 10,200 9,951 Net gain on dispositions of real estate (3,537)(59,290)(6,814)(72,395) FUNDS FROM OPERATIONS (FFO)2 $ 114,144 $ 115,509 $ 341,804 $ 327,094 Adjustments: Straight-line rental revenue, net: Fixed rent escalations accrued (3,354)(1,319)(7,278)(4,194) Construction period rent deferrals 466 (144) 1,402 853 Amortization of: Equity-based compensation 2,744 3,326 1,645 8,083 Deferred financing costs and other noncash interest expense 2,082 2,199 6,310 6,452 Lease-related intangibles and costs 769 762 2,298 2,119 Provision for loan losses 772 - 772 - Lease termination fees (350)(3,775)(587)(3,775) Capitalized interest (175)(480)(500)(1,234) Executive severance costs 1,980 - 1,980 1,956 Loss on defeasance of debt --- 735 ADJUSTED FUNDS FROM OPERATIONS (AFFO)2 $ 119,078 $ 116,078 $ 347,846 $ 338,089 Net Income per share of common stock - basic and diluted3 $ 0.21 $ 0.48 $ 0.63 $ 0.99 FFO per share of common stock – basic3 $ 0.45 $ 0.50 $ 1.37 $ 1.44 – diluted3 $ 0.45 $ 0.50 $ 1.37 $ 1.43 AFFO per share of common stock – basic3 $ 0.47 $ 0.50 $ 1.39 $ 1.49 – diluted3 $ 0.46 $ 0.50 $ 1.39 $ 1.48 | financial information | 52

GAAP RECONCILIATIONS: NET INCOME TO FFO AND AFFO1 $ millions (unaudited) Year Ended December 31, Nine Months Ended September 30, 2017 2018 2019 2019 2020 NET INCOME $ 162.0 $ 217.0 $ 285.0 $ 225.1 $ 157.9 Depreciation and amortization of real estate assets 149.6 180.9 221.6 164.4 180.5 Provision for impairment of real estate 11.9 5.2 18.7 10.0 10.2 Net gain on dispositions of real estate2 (39.6) (45.4) (84.1) (72.4) (6.8) FUNDS FROM OPERATIONS (FFO)5 $ 283.9 $ 357.6 $ 441.2 $ 327.1 $ 341.8 Adjustments: Straight-line rental revenue: Fixed rent escalations accrued (6.4) (6.1) (6.0) (4.2) (7.3) Construction period rent deferrals 3.1 6.6 1.6 0.9 1.4 Amortization of: Equity-based compensation 7.9 8.6 11.7 8.1 1.6 Deferred financing costs and other noncash interest expense3 10.0 9.5 9.7 6.5 6.3 Lease-related intangibles and costs4 7.0 2.4 2.9 2.1 2.3 Provision for loan losses 1.5 2.6 -- 0.8 Lease termination fees --(4.1) (3.8) (0.6) Capitalized interest (1.2) (2.6) (1.6) (1.2) (0.3) (Gain) loss on defeasance/extinguishment of debt -(0.8) 0.7 0.7 - Executive severance costs 0.3 - 2.0 2.0 2.0 ADJUSTED FUNDS FROM OPERATIONS (AFFO)5 $ 306.1 $ 377.9 $ 458.1 $ 338.1 $ 347.8 | financial information | 53

GAAP RECONCILIATIONS: NET INCOME TO NOI $ millions (unaudited) Year Ended December 31, Nine Months Ended September 30, 2017 2018 2019 2019 2020 NET INCOME $162.0 $217.0 $285.0 $225.1 $157.9 Adjustments: Interest 120.5 129.1 158.4 116.8 127.8 General and administrative 41.0 45.7 54.3 39.8 35.7 Depreciation and amortization 150.3 181.8 222.0 164.6 180.8 Provisions for impairment 13.4 7.8 18.7 10.0 11.0 Net gain on dispositions of real estate (39.6) (45.5) (84.1) (72.4) (6.8) Income tax expense 0.5 0.6 0.7 0.5 0.4 NET OPERATING INCOME $448.1 $536.5 $655.0 $484.5 $506.8 | financial information | 54

GAAP RECONCILIATIONS: DEBT TO ADJUSTED DEBT1 $ millions (unaudited) As of September 30, 2020 Credit facility $ - Unsecured notes and term loans payable, net 1,263.9 Non-recourse debt obligations of consolidated special purpose entities, net 2,305.6 TOTAL DEBT $ 3,569.5 Adjustments: Unamortized net debt discount 3.9 Unamortized deferred financing costs 34.1 Cash and cash equivalents (144.5) Restricted cash deposits held for the benefit of lenders (12.2) ADJUSTED DEBT $ 3,450.8 | financial information | 55

GAAP RECONCILIATIONS: NET INCOME TO ADJUSTED EBITDARE1 $ millions (unaudited) Three Months Ended September 30, 2020 NET INCOME $ 54.6 Adjustments: Interest 42.1 Income tax expense 0.1 Depreciation and amortization 61.1 EBITDA 157.9 Adjustments: Provision for impairment of real estate 2.0 Net gain on dispositions of real estate (3.5) EBITDAre 156.4 Adjustments: Provision for loan losses 0.8 Lease termination fees (0.4) ADJUSTED EBITDAre $ 156.8 Estimated adjustment to Adjusted EBITDAre as if all real estate acquisitions and dispositions for the quarter ended September 30, 2020 had occurred as of July 1, 2020 2.8 ADJUSTED EBITDAre – CURRENT ESTIMATED RUN RATE $ 159.6 ANNUALIZED ADJUSTED EBITDAre $ 627.3 ANNUALIZED ADJUSTED EBITDAre – CURRENT ESTIMATED RUN RATE $ 638.4 ADJUSTED DEBT / ANNUALIZED ADJUSTED EBITDAre 5.5x ADJUSTED DEBT/ ANNUALIZED ADJUSTED EBITDAre – CURRENT ESTIMATED RUN RATE 5.4x | financial information | 56

LONG-TERM DEBT MATURITIES | financial information | 1 $100 million extendable – two one-year options. 2 Prepayable 24 or 36 months prior to maturity. $ thousands Total 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030-33 2034 Thereafter Unsecured notes $1,075,000 $ - $ - $75,000 $ - $100,000 $ - $200,000 $ - $350,000 $350,000 $ - $ - $ - Term loans 200,000 - 200,000 ----------- Non-recourse mortgage notes: STORE Master Funding2 2,140,562 7,510 28,999 116,306 264,637 335,861 271,519 292,518 466,174 1,900 1,900 7,600 345,638 - Other secured notes 191,964 1,039 17,796 38,177 25,059 10,687 2,427 54,915 1,089 1,137 36,426 1,393 389 1,430 Total $3,607,526 $8,549 $246,795 $229,483 $289,696 $446,548 $273,946 $547,433 $467,263 $353,037 $388,326 $8,993 $346,027 $1,430 1 57

CREDIT FACILITY AND UNSECURED NOTES COVENANTS Credit Facility/NPAs – Key Covenants Required September 30, 2020 Maximum leverage ratio < 60% 37% Maximum unsecured leverage ratio < 60% 21% Maximum secured indebtedness ratio < 45% 24% Minimum fixed charge coverage ratio > 1.5x 3.3x Minimum unencumbered interest ratio > 2.0x 7.6x Public Notes – Key Covenants Required September 30, 2020 Limitation on incurrence of total debt < 60% 37% Limitation on incurrence of secured debt < 40% 24% Debt service coverage ratio > 1.5x 4.0x Maintenance of total unencumbered assets > 150% 468% Presented below is a summary of the key financial covenants as they relate to STORE’s unsecured debt, which consists of: • Unsecured Revolving Credit Facility (Credit Facility) • Note Purchase Agreements (NPAs) • Senior Unsecured Notes (Public Notes) Such covenants are defined and calculated in accordance with the terms of the Credit Facility, the NPAs and the governing documents of the Public Notes. The NPAs contain financial covenants that are similar to those of the Credit Facility; therefore the summary of key financial covenants are combined below, presenting the most restrictive covenant, if different. Covenants shown below include the impact of borrowings on our revolving credit facility to provide an elevated level of liquidity in response to the COVID-19 pandemic and demonstrate that the Company is in compliance with the covenants. | financial information | 58

A Business Model That Delivers 2020 Third Quarter Investor Presentation COVID-19 Update

60 S|T|O|R|E’S COVID-19 RENT COLLECTIONS VS. OPEN RATE RENT COLLECTIONS ARE PRINCIPALLY A FUNCTION OF INDUSTRY COVID-19 SENSITIVITY. Rent Collections & Prior Month Open Rates Rent collections tend to have high correlations to prior months’ location openings and tenant COVID-19 sensitivity rather than tenant credit quality. | COVID–19 update |

61 HIGHLY IMPACTED INDUSTRIES –OPEN PROPERTIES AND COLLECTIONS 61 AS LOCATIONS HAVE RE-OPENED, COLLECTIONS HAVE FOLLOWED. | COVID–19 update |

62 HIGHLY IMPACTED INDUSTRIES –COLLECTIONS APRIL THROUGH OCTOBER | COVID–19 update | FAVORABLE TRENDS ACROSS MOST INDUSTRIES WITH MOVIE THEATERS AS LONE UNDERPERFORMER.

COVID-19 DEFERRAL OUTSTANDING –AVERAGE CUMULATIVE DEFERRALS 63 AVERAGE CUMULATIVE RENT DEFERRAL ~2.5 MONTHS. | COVID–19 update | 63

64 SECTORS BY BASE RENT AND INTEREST –COLLECTIONS APRIL THROUGH OCTOBER 2020 S|T|O|R|E HAS BENEFITED FROM SECTOR DIVERSITY. | COVID–19 update | 64

COUNTY LEVEL COVID-19 CASE VOLUME BY HIGHLY IMPACTED INDUSTRIES Properties in Affected Counties Only Data as of 10/22/2020. Credit: TrackTheRecovery.org, Johns Hopkins Coronavirus Research Center Under 20 Daily Cases per 100k Over 20 Daily Cases per 100k | COVID–19 update | 65 Only 13.9% of S|T|O|R|E’S base rent and interest is in highly impacted industries and located in counties with high daily case load. S|T|O|R|E HAS BENEFITED FROM GEOGRAPHIC DIVERSITY.

S|T|O|R|E’S COVID-19 COLLECTION PERFORMANCE COVID-19 Rent Collection Comparison Vs. Peers With Investment-Grade Tenants % Investment-Grade Tenants (virtually all paid and virtually all are in COVID-19 insensitive businesses) <1% 61% 48% 23.2% 71% 18% Shown as of November 03, 2020 for reported rent collection disclosures. National Retail Properties has approximately 18% of its tenants that are investment grade rated, but only reported rent collections by quarter which were 69% for Q2’20 and 90% for Q3’20. 66 S|T|O|R|E HAS ACHIEVED HIGH COLLECTION RATES WITH HIGHER INVESTMENT YIELDS. | COVID–19 update |

Estimated Peer Yield Range S|T|O|R|E’SESTIMATED COVID-19 YIELD IS SUPERIOR Estimates made by STORE based on calculated portfolio yields on cost prior to the COVID-19 pandemic, investment-grade tenant collection rates and an assumption of a 1.5% spread between investment-grade yields and those from non-rated tenants. 67 HIGHLY DIVERSIFIED NON-RATED TENANTS GENERATE SUPERIOR YIELDS AND RETURNS. | COVID–19 update | During COVID-19, S|T|O|R|E has collected more dollars of rent relative to the cost of our investment as a result of our elevated going-in investment yields.

S|T|O|R|E EQUITY VALUATION • Traded Equity Value/NAV Equity: ~98% (STORE’s historic range has been 107% - 132%) • Traded Cap Rate: ~7.1% (STORE’s historic year-end average since 2014: 6.5%) • Current AFFO Yield Treasury Premium: 6.3% (STORE’s historic range has been 4.1%) • Current Dividend Yield Treasury Premium: 4.6% (STORE’s historic range has been 2.2%) S|T|O|R|E COVID-19 Share Valuation Metrics As of September 30, 2020 S|T|O|R|E is meaningfully undervalued relative to Ten-Year Treasury yields, NAV and historic cap rate valuations. 68 S|T|O|R|E’S EQUITY VALUATION IS COMPELLING | COVID–19 update | S|T|O|R|E AFFO and Dividend Spreads Relative to Ten-Year Treasury Yields Wide historic 2020 spreads Previous historic low Treasury yields 68

69 SUPPLEMENTAL REPORTING MEASURES Funds from Operations, or FFO, and Adjusted Funds from Operations, or AFFO Our reported results are presented in accordance with U.S. generally accepted accounting principles, or GAAP. We also disclose Funds from Operations, or FFO, and Adjusted Funds from Operations, or AFFO, both of which are non-GAAP measures. We believe these two non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and AFFO do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or to cash flows from operations as reported on a statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT defines FFO as GAAP net income, excluding gains (or losses) from extraordinary items and sales of depreciable property, real estate impairment losses, and depreciation and amortization expense from real estate assets, including the pro rata share of such adjustments of unconsolidated subsidiaries. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to certain revenues and expenses that have no impact on our long-term operating performance, such as straight-line rents, amortization of deferred financing costs and stock-based compensation. In addition, in deriving AFFO, we exclude certain other costs not related to our ongoing operations, such as the amortization of lease- related intangibles. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains (or losses) on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. Management believes that AFFO provides more useful information to investors and analysts because it modifies FFO to exclude certain additional revenues and expenses such as straight-line rents, including construction period rent deferrals, and the amortization of deferred financing costs, stock-based compensation and lease-related intangibles as such items have no impact on long-term operating performance. As a result, we believe AFFO to be a more meaningful measurement of ongoing performance that allows for greater performance comparability. Therefore, we disclose both FFO and AFFO and reconcile them to the most appropriate GAAP performance metric, which is net income. STORE Capital’s FFO and AFFO may not be comparable to similarly titled measures employed by other companies. | definitions and footnotes |

70 SUPPLEMENTAL REPORTING MEASURES Note: In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre for all periods beginning after December 31, 2017. STORE’s presentation of Adjusted EBITDAre matches our previous presentation of Adjusted EBITDA. We believe that presenting supplemental reporting measures, or non-GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important supplemental information concerning our operating performance exclusive of certain non-cash and other costs. These non-GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other companies. EBITDA, EBITDAre and Adjusted EBITDAre EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. To derive Adjusted EBITDAre we modify the NAREIT definition of EBITDAre to exclude other items included in GAAP net income, such as provisions for loan losses, as such items are not related to our ongoing performance. Note: The adjustments to derive Adjusted EBITDAre may not exist in every quarter, therefore EBITDAre and Adjusted EBITDAre may be equal. Annualized Adjusted EBITDAre and Adjusted Debt Annualized Adjusted EBITDAre is calculated by multiplying Adjusted EBITDAre for the most recently completed fiscal quarter by four. Annualized Adjusted EBITDAre – Current Estimated Run Rate is based on an estimated Adjusted EBITDAre calculated as if all leases and loans in place as of the last date of the most recently completed fiscal quarter had been in place as of the beginning of such quarter; then annualizing that estimated Adjusted EBITDAre for the quarter by multiplying it by four. You should not unduly rely on this metric as it is based on several assumptions and estimates that may prove to be inaccurate. Our actual reported Adjusted EBITDAre for future periods may be significantly less than that implied by our reported Annualized Adjusted EBITDAre – Current Estimated Run Rate for a variety of reasons. Adjusted Debt represents our outstanding debt obligations excluding unamortized deferred financing costs and net debt premium, further reduced for cash and cash equivalents and restricted cash deposits held for the benefit of lenders. We believe excluding unamortized deferred financing costs and net debt premium, cash and cash equivalents and restricted cash deposits held for the benefit of lenders provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. Adjusted Debt to Annualized Adjusted EBITDAre Adjusted Debt to Annualized Adjusted EBITDAre, or leverage, is a supplemental non-GAAP financial measure we use to evaluate the level of borrowed capital being used to increase the potential return of our real estate investments. We calculate leverage by dividing Adjusted Debt by Annualized Adjusted EBITDAre. Because our portfolio growth level is significant to the overall size of the Company, we believe that presenting this leverage metric on a run rate basis is more meaningful than presenting the metric for the historical quarterly period, and we refer to this metric as Adjusted Debt to Annualized Adjusted EBITDAre— Current Estimated Run Rate. Leverage should be considered as a supplemental measure of the level of risk to which stockholder value may be exposed. Our computation of leverage may differ from the methodology employed by other companies and, therefore, may not be comparable to other measures. | definitions and footnotes |

71 FOOTNOTES Page 4: 1 Reflects the percentage of our contracts (based on base rent and interest) that have a STORE Score that is investment grade calculated as the average of the last three months. We measure the credit quality of our portfolio on a contract-by-contract basis using the STORE Score, which is a proprietary risk measure reflective of both the credit risk of our tenants and the profitability of the operations at the properties. Page 7: 1 Represents the weighted average percentage change (by base rent and interest) in reported corporate revenues for the trailing 12-month (or nine-month if 12-month was not available) period as reported to STORE Capital for the period ended December 31, 2019 as compared to the same period ended December 31, 2018. Excludes customers representing 6.1% of base rent and interest because sufficient comparable data was not available. 2 Estimated based on total revenue per employee for all companies in the middle market (based on data reported by the National Center for the Middle Market for 2019) extrapolated to the aggregate total revenue of S|T|O|R|E’s customers and the growth rate as described in footnote 1 above. Page 9: 1 Represents reported corporate revenues for financial statements received by STORE Capital through October 15, 2020. Excludes customers, representing approximately 5.2% of base rent and interest, that do not report corporate revenues. 2 Estimated based on total revenue per employee for all companies in the middle market (based on data reported by the National Center for the Middle Market for 2019) extrapolated to the aggregate total revenue of S|T|O|R|E’s customers. 3 Represents the number of locations operated by S|T|O|R|E’s customers as reported to STORE Capital through December 31, 2019. Page 11: 1 Based on base rent and interest. 2 Represents the tolerable fall-off in lease level sales so that EBITDAR after overhead will still cover the lease’s fixed charges (which includes S|T|O|R|E’s rent and interest) weighted by the lease’s base rent and interest (based on currently available results for approximately 90% of eligible properties in our investment portfolio). If the variable profit coefficient for an individual lease was unavailable, we assumed the variable profit coefficient for its peer group in the calculation of the fall-off amount. Calculations are based on tenant statements (either December 25, 2019 or later) received by STORE Capital. Page 12: 1 Represents the weighted average interest rate on balloon payments due in the respective years. 2 Free cash flow approximates Adjusted Funds from Operations less dividends paid. Page 13: 1 Based on average of ratios of Realty Income and National Retail Properties as of June 30, 2020. 2 Ratios as of September 30, 2020; Unencumbered EBITDA based on NOI from Unencumbered Assets less an allocation of G&A expenses based on assets. Page 14: 1 Shown by percentage of base rent and interest (based on rates in effect on September 30, 2020, for all leases, loans and financing receivables in place as of that date). Excludes contracts representing less than 0.1% of base rent and interest where there are no further escalations remaining in the current lease term and there are no extension options. Of our contracts in place as of September 2020, 86% increase based on changes in CPI, 13% increase based on fixed rates in the contract and only 1% do not increase. 2 Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occurred annually. For escalations based on a formula including CPI, assumes the stated fixed percentage in the contract or assumes 1.5% if no fixed percentage is in the contract. For contracts with no escalations remaining in the current lease term, assumes the escalation in the extension term. 3 Dividend protection refers to the percentage difference between our AFFO per share and our dividend per share. The wider the relative gap between AFFO per share and dividends per share, the greater the implied dividend protection. All dividends are declared at the discretion of our Board of Directors and future dividends will depend upon our actual funds from operations, financial condition and capital requirements, the annual distribution requirements under the REIT provisions of the Code and other factors. 4 S|T|O|R|E defines internal growth as the combination of high average lease escalators and a low AFFO payout ratio, which allows us to reinvest a growing amount of free cash flow back into our business. Page 15: 1 See chart, page 34. Page 16: * Based on base rent and interest. 1 Represents the percentage of our lease contracts that were created by S|T|O|R|E Capital or contain preferred contract terms such as unit-level financial reporting, triple-net lease provisions and, when applicable, master lease provisions. 2 Weighted average annual lease escalation represents the weighted average annual escalation rate of the entire portfolio as if all escalations occurred annually. For escalations based on a formula including CPI, assumes the stated fixed percentage in the contract or assumes 1.5% if no fixed percentage is in the contract. For contracts with no escalations remaining in the current lease term, assumes the escalation in the extension term. Calculation excludes contracts representing less than 0.1% of base rent and interest where there are no further escalations remaining in the current lease term and there are no extension options. 3 S|T|O|R|E defines occupancy as a property being subject to a lease or loan contract. As of September 30, 2020, eleven of our properties were vacant and not subject to a contract. 4 Number of properties not currently operating but subject to a lease represents the number of our investment locations that have been closed by the tenant but remain subject to a lease. | definitions and footnotes |

72 FOOTNOTES 5 The percentage of investment portfolio subject to master leases represents the percentage of the investment portfolio in multiple properties with a single customer subject to master leases. Approximately 86% of the investment portfolio involves multiple properties with a single customer, whether or not subject to a master lease. 6 The average investment amount/replacement cost (new) represents the ratio of purchase price to replacement cost (new) at acquisition. 7 Of the 98% of our properties that are required to provide unit- level reporting, 93% have provided current obligated statements as of November 2, 2020. 8 S|T|O|R|E calculates unit fixed charge coverage ratio generally as the ratio of (i) the unit’s EBITDAR, less a standardized corporate overhead expense based on estimated industry standards, to (ii) the unit’s total fixed charges, which are its lease expense, interest expense and scheduled principal payments on indebtedness (if applicable). The 4-Wall coverage ratio refers to a unit’s FCCR before taking into account standardized corporate overhead expense. The weighted average unit FCCR and 4-Wall coverage ratios were 2.8x and 3.7x, respectively, as of September 30, 2020, 2.8x and 3.6x, respectively, as of September 30, 2019 and 2.9x and 3.6x, respectively, as of September 30, 2018. 9 The proportion of investment contracts rated investment grade represents the percentage of our contracts (based on base rent and interest) that have a STORE Score that is investment grade; amount disclosed represents the average since the inception of the Company. We measure the credit quality of our portfolio on a contract-by-contract basis using the STORE Score, which is a proprietary risk measure reflective of both the credit risk of our tenants and the profitability of the operations at the properties. Pages 17 and 18: 1 Data as of September 30, 2020, 2019 and 2018, by percentage of base rent and interest (based on rates in effect on those dates, for all leases, loans and financing receivables in place as of those dates). Page 20: 1 Data based on information available on customer websites, news releases and/or SEC filings. 2 Data as of September 30, 2020, by percentage of base rent and interest (based on rates in effect on September 30, 2020, for all leases, loans and financing receivables in place as of that date). Page 21: 1 Based on base rent and interest. 2 Represents the percentage of our properties that are occupied. S|T|O|R|E defines occupancy as a property being subject to a lease or loan contract. Page 22: 1 We measure the credit quality of our portfolio on a contract- by-contract basis using the STORE Score, which is a proprietary risk measure reflective of both the credit risk of our tenants and the profitability of the operations at our properties. The STORE Score is a quantitative measurement of contract risk computed by multiplying tenant default probabilities (using Moody’s RiskCalc) and estimated store closure probabilities (using a simple algorithm we developed that has closure probabilities ranging from 100% to 10%, depending on unit-level profitability). Qualitative features can also impact investment risk, such as low property investment amounts, favorable tenant debt capital stacks, the presence of third-party guarantors, or other factors. Such qualitative factors are not included in the STORE Score and may serve to mitigate investment risk even further. Page 24: 1 Acquisitions represent both acquisitions of real estate and investment in loans and financing receivables. Dispositions represent the original acquisition cost of real estate sold and loan repayments received in conjunction with real estate sales. 2 Refer to pages 52 through 54 and page 69 for definitions of these non-GAAP financial measures and reconciliation to GAAP net income. 3 Gross Rate of Return represents initial cap rate plus weighted average annual lease escalators. Gross returns do not represent the actual returns we may earn on properties. Page 25: 1 Based on annualized total returns earned by management’s prior investment vehicles while operating as a public company, compared to annualized total returns on the MSCI US REIT Index during the same periods. The past performance of these investment vehicles is not an indicator of S|T|O|R|E’s future performance, and S|T|O|R|E’s performance may be significantly less favorable than the past performance data included in this presentation. Moreover, some of the past performance data covers periods with economic characteristics and cycles and interest rate environments that are significantly different from those S|T|O|R|E faces today and may face in the future. Page 31: 1 Our Board of Directors has opted out of provisions of the Maryland Unsolicited Takeover Act (or “MUTA”), the business combination statute, the control share acquisition statute and provisions otherwise granting us the right to adopt a stockholder rights plan and we may not opt back into any of these statutes or provisions without stockholder approval or, in the case of a stockholder rights plan, stockholder ratification within 12 months of adoption of such a plan. In addition, our charter prevents us from establishing a staggered Board of Directors without stockholder approval. Page 34: 1 Source: Source: S&P Market Intelligence (SNL) data for companies in each REIT industry sector as of year-end 2019, Company data and, with respect to FFCA and Spirit Finance, publicly available SEC company filings. The Sharpe Ratio measures the ratio of excess returns to risk, using the spread between capitalization or lease rates and the 10-year U.S. Treasury yields to measure excess returns, and using the standard deviation of returns to measure risk. All ratios are calculated using capitalization or lease rate data during which FFCA and Spirit were publicly traded companies and the period since S|T|O|R|E’s inception. The ratio is calculated based on historical data ranging from January 1994 to December 2019, as noted, and future returns and risk may not be consistent with | definitions and footnotes |

73 FOOTNOTES this historical data. Risk for each sector measured as the standard deviation of capitalization rates during the periods of operation of FFCA, Spirit and S|T|O|R|E from January 1994 to December 2019. Page 35: 1 Source: U.S. Treasury, Company data and, with respect to FFCA and Spirit Finance, publicly available SEC company filings. Page 38: 1 Source: Historical dividend data from Nasdaq.com. VEREIT established its quarterly dividend in Q3 2015. Data for SRC was interrupted due to spin-off of SMTA. 2 Represents actual AFFO ratios obtained from SEC filings. For EPR, AFFO included a $45.9 million prepayment fee in Q2'18 and a $20 million prepayment fee in Q3’18 which were excluded from AFFO per share for this presentation. For SRC, AFFO included lawsuit settlement revenue in Q4’18 and termination fee revenue in Q3’19; for this presentation, AFFO per share for these two periods is based on disclosed amounts excluding these revenues. Page 39: 1 Source: Latest publicly available financial information as of June 30, 2020. 2Weighted Average Lease Duration for properties purchased during quarter; NNN did not report lease duration for acquisitions in the quarter. Page 40: 1 Source: Latest publicly available financial information as of June 30, 2020. 2 Source: Annualized rent from latest publicly available financial information as of June 30, 2020. 3 Source: SEC filings and Hoya Capital Real Estate. NNN did not report lease duration for acquisitions in the quarter. Page 42: 1 Converted to Recovery on Original Value. Average CMBS recovery 38.8% and Average LTV is 62.0% (Q3 2018-Q2 2019) Sources: Moody’s & Trepp. 2 Converted to Recovery on Original Value. Average Loan recovery is 80.0% and Average LTV is 70% (1987-2019) Sources: Moody’s & Loans.com. 3 Weighted Average STORE recovery based on rents. Recovery to Original Value will tend to be higher. Page 43: ¹ Net proceeds from sales in 2019 include $4.1 million of lease termination fees collected in connection with property sales. Page 44: Note: Data through December 31, 2019. ¹ Growth from reinvested cash flow is equal to (i) the incremental cash flow added from reinvesting retained cash assuming a prior period payout ratio of 70%, leveraged at 41% with a borrowing cost of 4.12% and amortization of 45 years, reinvested at 7.76% less incremental operating costs of 0.25% divided by (ii) prior period rents assuming assets were acquired at 7.76%. Page 46: Note: Data as of September 30, 2020. 1 Percentage of investment portfolio in multiple properties with a single customer subject to master leases. Based on base rent & interest of S|T|O|R|E’s total investment portfolio as of September 30, 2020. 2 Represents the ratio of purchase price to replacement cost (new) at acquisition. 3 Represents the percentage of our properties that are required to provide unit-level reporting. 4 S|T|O|R|E calculates a unit’s FCCR generally as the ratio of (i) the unit’s EBITDAR, less a standardized corporate overhead expense based on estimated industry standards, to (ii) the unit’s total fixed charges, which are its lease expense, interest expense and scheduled principal payments on indebtedness. The 4-Wall coverage ratio refers to a unit’s FCCR before taking into account standardized corporate overhead expense. Page 52: 1 See page 69 for discussion regarding use of Funds From Operations and Adjusted Funds from Operations. 2 FFO and AFFO for the three and nine months ended September 30, 2020, include approximately $13.0 million and $51.2 million, respectively, of net revenue that is subject to the short-term deferral arrangements entered into in response to the COVID-19 pandemic; the Company accounts for these deferral arrangements as rental revenue and a corresponding increase in receivables. For both the three and nine months ended September 30, 2020, FFO and AFFO exclude $1.3 million collected under these short-term deferral arrangements. 3 Under the two-class method, earnings attributable to unvested restricted stock are deducted from earnings in the computation of per share amounts where applicable. Page 53: 1 See page 69 for discussion regarding use of Funds From Operations and Adjusted Funds from Operations. 2 For the years ended December 31, 2017 and 2018, includes $5,000 and $130,000, respectively, of income tax expense associated with gains recognized on the dispositions of certain properties. 3 For the years ended December 31, 2017, 2018 and 2019, includes $2.0 million, $2.1 million and $1.1 million, respectively, of accelerated amortization of deferred financing costs primarily related to the prepayment of debt. 4 For the year ended December 31, 2017, includes a $4.6 million charge related to accelerated amortization of lease incentives associated with terminated lease contracts. 5 FFO and AFFO for the nine months ended September 30, 2020, include approximately $51.2 million of net revenue that is subject to the short-term deferral arrangements entered into in response to the COVID-19 pandemic; the Company accounts for these deferral arrangements as rental revenue and a corresponding increase in receivables. For the nine months ended September 30, 2020, FFO and AFFO exclude $1.3 million collected under these short-term deferral arrangements. Page 55: 1 See page 70 for discussion regarding use of EBITDAre, Adjusted EBITDAre and Adjusted Debt. Page 56: 1 See page 70 for discussion regarding use of EBITDAre, Adjusted EBITDAre and Adjusted Debt. | definitions and footnotes |

A Business Model That Delivers 2020 Third Quarter Investor Presentation Investor and Media Contacts Financial Profiles, Inc. Moira Conlon, 310.622.8220 Tricia Ross, 310.622.8226 STORECapital@finprofiles.com Corporate Headquarters 8377 East Hartford Drive, Suite 100 Scottsdale, Arizona 85255 480.256.1100 www.STOREcapital.com